--------------------------------------------------------------------------------
                                  HIGH NET WORTH INVESTORS--CAPITAL APPRECIATION
--------------------------------------------------------------------------------

Alliance Select
Investor Series

-Premier Portfolio

                               [GRAPHIC OMITTED]

Annual Report
October 31, 2000

                                            Alliance Capital[LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
December 22, 2000

Dear Shareholder:

This report discusses the investment results and market activity for Alliance Select Investor Series Premier Portfolio (the "Portfolio") for the annual reporting period ended October 31, 2000.

Investment Objective and Policies

This open-end fund's investment objective is to seek long-term growth of capital through all market conditions. The Fund invests primarily in a non-diversified portfolio of equity securities of large, intensively researched, high-quality companies that are judged likely to achieve superior earnings growth. To take advantage of investment opportunities in both rising and falling markets and in an effort to enhance returns, the Portfolio may make substantial use of short-selling and other investment practices, such as options, futures, forwards, and leverage. In contrast to most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Normally, the Portfolio invests in about 40-50 companies, with the 25 most highly regarded of these companies usually constituting substantially all of the Portfolio's net assets.

Investment Results

The following table provides the Portfolio's performance data over the six- and 12-month periods ended October 31, 2000. For comparison, we have shown returns for the overall U.S. stock market, as represented by the unmanaged Standard & Poor's (S&P) 500 Stock Index and the Russell 1000 Growth Stock Index.

INVESTMENT RESULTS*
Periods Ended October 31, 2000

                                                            --------------------
                                                               Total Returns
                                                            --------------------
                                                            6 Months   12 Months
--------------------------------------------------------------------------------

Alliance Select
Investor Series
Premier
Portfolio
  Class A                                                    -12.28%       1.02%
--------------------------------------------------------------------------------
  Class B                                                    -12.59%       0.31%
--------------------------------------------------------------------------------
  Class C                                                    -12.59%       0.31%
--------------------------------------------------------------------------------
S&P 500
Stock Index                                                   -1.03%       6.08%
--------------------------------------------------------------------------------
Russell 1000
Growth Stock
Index                                                         -7.91%       9.33%
--------------------------------------------------------------------------------

* The Portfolio's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of October 31, 2000. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Portfolio include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The unmanaged S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The unmanaged Russell 1000 Growth Stock Index contains those securities in the Russell 1000 Stock Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Stock Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      indices reflect no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Select Investor Series Premier Portfolio.

      Additional investment results appear on pages 6-9.

The main reason for the Portfolio's relative underperformance in relation to the two benchmarks was poor stock selection in the technology sector. Weakness in the demand for PC and wireless companies hurt our holdings in Dell Computer Corp., Microsoft Corp., Applied Materials, Inc. and Micron Technology, Inc. In the consumer sector, weakness in consumer spending hurt names like Home Depot, Inc. A slowdown in advertising spending impacted our holdings in Clear Channel Communications and America Online.

Offsetting these weak performers were strong price appreciations from some of our financial holdings (Citigroup, Inc. and Merrill Lynch & Co., Inc.), technology holdings (Nokia Corp., Sun Microsystems, Inc., and EMC Corp.) and conglomerates (Tyco International Ltd.).

The Year in Review

During the first five months of the Portfolio's fiscal year, market leadership continued to favor "growth" style investing, which was led by the technology sector, as evidenced by the 80% six-month return in the NASDAQ 100 ended March 31, 2000. However, as the year progressed, it became obvious that the Federal Reserve would continue to raise interest rates in order to slow down the economy from the 5%+ gross domestic product (GDP) levels and attempt to keep inflation in the moderate camp. Growth style managers faced a tough market during these spring months as investors more heavily discounted future earnings of many growth stocks (especially technology stocks) in the face of higher interest rates.

The market turned positive during the summer months as investors believed that the Federal Reserve was nearing an end to its interest rate increases and the prospects of a pending "soft landing" economy rose. However, the positive bias of the market quickly turned negative in September as weaker than expected corporate earnings were pre-announced. The weaker earnings, primarily driven by a slowing economy, higher oil prices and a weak euro raised the probability of a "hard landing" economy. The blue-chip companies that pre-announced earnings misses covered all industries. Weaker PC and wireless demand hurt companies like Intel Corp., Dell Computer Corp. and Nokia Corp. Weaker consumer spending caused Home Depot, Inc. to report lower earnings. In the financial sector, Morgan Stanley Dean Witter & Co. missed earnings. Cyclical companies (UAL, International Paper, ALCOA) reported lower than expected earnings.

Despite some positive offsets, such as the collective intervention by the G-7 nations to support the weakened euro and the U.S. government's decision to release petroleum from its strategic reserves, investors remained jittery over the economy. We were buyers of high-


--------------------------------------------------------------------------------
2 o ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

quality technology companies into the broad price weakness with the exception for PC-related technologies. Furthermore, we continue to believe that "growth" style investing will remain the preferred approach for the foreseeable future. While many "value" stocks appear cheap on several valuation metrics, their ability to generate strong earnings growth in a "zero-pricing-power" environment remains questionable. Ultimately, we believe stock prices must follow their earnings fundamentals, which is why we believe "growth," defined as prospective relative earnings per share strength, will retain its favored status in the quarters ahead.

Two of the largest "gross long" (i.e. stock plus call options) portfolio positions are Citigroup, Inc./Associates First Capital Corp. and Tyco International Ltd. In the financial sector, Citigroup, Inc. offers an attractive 17x price-to-earnings (P/E) ratio for 15% to 20% earnings per share growth, particularly after the accretive Associates First Capital Corp. acquisition. Tyco International Ltd., an industrial sector holding, is an extremely compelling investment, trading at 17x 2001 earnings per share estimates for at least 25% earnings per share growth supported by at least 12% organic top-line growth.

At the end of October 2000, the short positions in the Portfolio consisted of written calls against individual stocks and market indices, stocks sold short, and purchased puts against individual stocks.

Market Environment and Outlook

Our outlook for the U.S. economy and financial markets remains generally favorable, with an overlay of caution due to recent European economic weakness. Looking out over the next six to 12 months, the most ideal (and we still forecast the most probable) economic scenario continues to be a soft landing. This should allow enough GDP growth at 2.5% to 3.5% to enable the better-positioned "growth" companies to deliver strong earnings. Expected core inflation, the market's key fundamental indicator, should remain moderate at 2% to 2.5%. The market will remain volatile as market sentiment vacillates with the economic data and corporate earnings reports, but we think the general trend will be upwards. Importantly, it will be a stock picker's marketplace more than ever, with the winning stocks delivering on their fundamentals.

The increased risk to the market is a hard landing scenario, as it will invite many more company-specific earnings disappointments. We believe that we will have more evidence during the next few months to assess the probability of this less equity-friendly scenario. However, if the economy ends up being weaker than currently forecast in the quarters ahead, there is reason for the Federal Reserve to accommodate given that Federal Reserve fund rates are at 6.5%, and the real rate is historically high.

The most important factor for equities continues to be a benign inflation forecast. According to government data, labor productivity improvements (approximately 2% to 4%) have offset healthy nominal wage gains of 3.5% to 4.0%, which underpins our confidence in the continuation of moderate infla-


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

tion. Our ongoing focus will be on productivity and unit labor cost trends, since real labor costs represent two-thirds of the consumer price index (CPI). Also, U.S. consumers and corporate purchasing departments remain steadfast against price increases.

The factors are unlikely to change given that the global economy continuously exhibits the characteristics of deregulation, sufficient capacity, and the rise of the Internet. In addition, the risk of a destabilizing synchronized global recovery has decreased because of the slowing U.S. economy. On the negative side of our benign expected inflation forecast are the two wild cards of the weak euro and higher oil prices, which are made potentially worse by brewing Mid-East tensions. There is a destabilizing risk to the healthy global economy and moderate inflation due to the weakened purchasing power of the euro, down 30% from its launch in 1999. Combining that with oil prices, Europeans have significantly less discretionary income to consume other goods and services. Both a depressed euro and higher oil prices increase the concerns over global inflation and export weakness for our U.S.-based companies.

Portfolio Strategy

Our prior expectations for the year 2000 for U.S. equity market returns were for a historical trend performance range of 10% to 12% (in line with corporate profits growth). Those expectations have been reduced significantly with elevated volatility due to the increased probability of a "hard landing." Going into 2000, given that the S&P 500 Stock Index was up an impressive 21% for 1999, we structured the Fund's portfolio more defensively. Accordingly, we averaged a net long of approximately 95% within an 80% to 120% range for the first two quarters of calendar year 2000, and in the third quarter, averaged 105% due to our forecast of a favorable soft landing. Starting the fourth quarter, due to our mixed perspective on the economy, we have again structured the Fund's portfolio more defensively, at 95% net long exposure with a bias to moving the net exposure, up to 100% to 110% on increased evidence of a soft landing, stronger euro, or lower oil prices.

Recognizing that current stock prices reflect future corporate performance, we remain fundamentally focusd on identifying the companies with strong prospective earnings growth trading at the most reasonable valuations. We will continue to capture substantial risk premiums by selling at-the-money and slightly in-the-money calls on the S&P 500 Stock Index and NASDAQ, while purchasing S&P 500 Stock Index puts for absolute protection. It is important, however, to remember that this is a long-biased fund; therefore, our protection can mitigate, but not avoid, losses if the market should experience a sustained decline.

At the end of the quarter, the gross long portfolio had a weighted average P/E ratio multiple of 35x for 25% projected 2001 earnings growth, versus 23x for 9% earnings growth for the S&P 500 Stock Index. Despite absolute valuation concerns, we believe that the best relative investment opportunity is to stay with our long portfolio positions which provide strong relative earnings


--------------------------------------------------------------------------------
4 o ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

[PHOTO OMITTED]   John D. Carifa

[PHOTO OMITTED]   Alfred Harrison

[PHOTO OMITTED]   Michael J. Reilly

Portfolio Managers, Alfred Harrison and Michael J. Reilly, have over 49 years combined investment experience.

growth (three times the market's growth rate) for a modest 50% premium to the market's valuation. Our rigorous bottom-up, company specific-research process is especially important in today's environment where companies with disappointing fundamentals receive harsh treatment from the market. Our investment strategy ignores the media hype about "new/old economy" stocks and concentrates on identifying strong fundamentals on a company by company basis in the "real" economy.

Thank you for your continued interest in Alliance Select Investor Series Premier Portfolio. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Alfred Harrison

Alfred Harrison
Senior Vice President


/s/ Michael J. Reilly

Michael J. Reilly
Vice President


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
7/31/98* TO 10/31/00

  [The following was represented by a mountain chart in the printed material.]

                             <PLOT POINTS TO COME>

Russell 1000 Growth Stock Index:                            $14,512

Alliance Select Investor Series Premier Portfolio Class A:  $13,760

S&P 500 Stock Index:                                        $13,121

This chart illustrates the total value of an assumed $10,000 investment in Alliance Select Investor Series Premier Portfolio Class A shares (from 7/31/98 to 10/31/00) as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard & Poor's 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The unmanaged Russell 1000 Growth Stock Index contains those securities in the Russell 1000 Stock Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Stock Index is comprised of 1000 of the largest capitalized companies that are traded in the United States.

When comparing Alliance Select Investor Series Premier Portfolio to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Select Investor Series Premier Portfolio.


--------------------------------------------------------------------------------
6 o ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO
HISTORY OF RETURNS
YEARLY PERIODS ENDED 10/31

                              [BAR CHART OMITTED]

               Alliance Select Investor Series Premier Portfolio--
                           Yearly Periods Ended 10/31
--------------------------------------------------------------------------------
                     Alliance Select Investor Series   Russell 1000 Growth
                            Premier Portfolio              Stock Index
--------------------------------------------------------------------------------
      10/31/98*                   -4.70%                      -1.12%
      10/31/99                    48.79%                      34.25%
      10/31/00                     1.02%                       9.33%

Past performance is no guarantee of future results. The Portfolio's investment results represent total returns for Class A shares and are based on the Fund's net asset value (NAV). Returns for Class B and Class C shares will vary due to differences in expenses charged to these classes. All fees and expenses related to the operation of the Portfolio have been deducted. Returns for the Portfolio include the reinvestment of any distributions paid during the period.

The unmanaged Russell 1000 Growth Stock Index contains those securities in the Russell 1000 Stock Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Stock Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Select Investor Series Premier Portfolio.

* The Portfolio's return for the period ended 10/31/98 is from the Portfolio's inception date of 7/29/98. The benchmark's return for the period ended 10/31/98 is from 7/31/98 through 10/31/98.


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
October 31, 2000 (unaudited)

INCEPTION DATES
Class A Shares
7/29/98

Class B Shares
7/29/98

Class C Shares
7/29/98

PORTFOLIO STATISTICS
Net Assets ($mil): $398.0
Median Market Capitalization ($mil): $104,384

SECTOR BREAKDOWN
Technology                                [PIE CHART OMITTED]
  17.04% Communication Equipment
   1.38% Computer Hardware
   2.64% Computer Software
   6.93% Networking Software
   9.73% Semiconductor Components

Finance
   8.48% Brokerage & Money Management
   7.27% Miscellaneous

Consumer Services
   6.68% Broadcasting & Cable
   3.73% Entertainment & Leisure
   3.72% Retail - General Merchandise
   1.50% Telecommunications

Multi-Industry
  10.43% Capital Goods

Health Care
   5.21% Drugs
   0.99% Medical Products

  14.27% Short-Term

COUNTRY BREAKDOWN                         [PIE CHART OMITTED]
  73.60% United States
   5.74% Canada
   5.17% Finland
   1.22% United Kingdom
  14.27% Short-Term

All data as of October 31, 2000. The Portfolio's sector and country breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
8 o ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2000

Class A Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
         1 Year                              1.02%                   -3.28%
Since Inception*                            17.23%                   15.02%

Class B Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
         1 Year                              0.31%                   -3.67%
Since Inception*                            16.32%                   15.59%

Class C Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
         1 Year                              0.31%                   -0.69%
Since Inception*                            16.32%                   16.32%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30, 2000)

                               Class A Shares    Class B Shares   Class C Shares
--------------------------------------------------------------------------------
         1 Year                      11.80%            11.92%           14.92%
Since Inception*                     19.02%            19.70%           20.44%

The Portfolio's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Portfolio is "non-diversified" and is subject to special risks, which are described in the Portfolio's prospectus. This Portfolio employs leverage and specialized hedging techniques in an effort to achieve maximum total return. These techniques are riskier than many investment strategies, and are appropriate only for particularly sophisticated investors who understand and are willing to assume these risks.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date: 7/29/98 for all share classes.


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO o 9

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
October 31, 2000

                                                                      Percent of
Company                                               Value           Net Assets
--------------------------------------------------------------------------------
Tyco International Ltd.(a)                    $  29,327,610                 7.4%
--------------------------------------------------------------------------------
Cisco Systems, Inc.                              27,751,013                 7.0
--------------------------------------------------------------------------------
Nortel Networks Corp. (Canada)(a)                22,811,445                 5.7
--------------------------------------------------------------------------------
Nokia Corp. ADR (Finland)                        20,712,375                 5.2
--------------------------------------------------------------------------------
Citigroup, Inc.(a)                               19,903,086                 5.0
--------------------------------------------------------------------------------
Time Warner, Inc.(a)                             14,931,467                 3.7
--------------------------------------------------------------------------------
EMC Corp.                                        14,535,000                 3.7
--------------------------------------------------------------------------------
AT&T Corp.                                       14,459,334                 3.6
--------------------------------------------------------------------------------
MBNA Corp.(a)                                    13,335,664                 3.3
--------------------------------------------------------------------------------
Associates First Capital Corp. Cl. A             13,049,437                 3.3
--------------------------------------------------------------------------------
                                              $ 190,816,431                47.9%

MAJOR PORTFOLIO CHANGES
Six Months Ended October 31, 2000

                                               ---------------------------------
                                                            Shares+
                                               ---------------------------------
Purchases                                       Bought       Holdings 10/31/00
--------------------------------------------------------------------------------
Infinity Broadcasting Corp. Cl. A              390,400                 390,400
--------------------------------------------------------------------------------
Nortel Networks Corp. (Canada)                 364,829                 505,029
--------------------------------------------------------------------------------
Cisco Systems, Inc.                            214,100                 515,100
--------------------------------------------------------------------------------
Associates First Capital Corp. Cl. A           175,500                 351,500
--------------------------------------------------------------------------------
Honeywell International, Inc.                  171,700                 171,700
--------------------------------------------------------------------------------
Altera Corp.                                    76,500                  76,500
--------------------------------------------------------------------------------
Applied Micro Circuits Corp.                    58,396                  58,396
--------------------------------------------------------------------------------
Household International, Inc.                   54,300                  54,300
--------------------------------------------------------------------------------
Home Depot, Inc.                                52,400                 124,250
--------------------------------------------------------------------------------
Sun Microsystems, Inc.                          49,900                  49,900
--------------------------------------------------------------------------------

Sales                                             Sold       Holdings 10/31/00
--------------------------------------------------------------------------------
Dell Computer Corp.                            378,200                      -0-
--------------------------------------------------------------------------------
Vodafone Group PLC (United Kingdom)            250,002               1,070,805
--------------------------------------------------------------------------------
AT&T Wireless Group, Inc.                      244,500                      -0-
--------------------------------------------------------------------------------
Tyco International Ltd.                        148,451                 188,993
--------------------------------------------------------------------------------
MediaOne Group, Inc.                           147,000                      -0-
--------------------------------------------------------------------------------
Nokia Corp. ADR (Finland)                      141,500                 484,500
--------------------------------------------------------------------------------
Microsoft Corp.                                132,100                  51,000
--------------------------------------------------------------------------------
Vodafone Group PLC ADR (United Kingdom)        107,500                      -0-
--------------------------------------------------------------------------------
AMFM, Inc.                                      96,400                      -0-
--------------------------------------------------------------------------------
Costco Wholesale Corp.                          93,500                      -0-
--------------------------------------------------------------------------------

(a)   Adjusted for market value of call options purchased and written.
+     Adjusted for stock splits.


--------------------------------------------------------------------------------
10 o ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
October 31, 2000

Company                                           Shares             Value
--------------------------------------------------------------------------------

COMMON STOCKS-67.5%

Technology-37.9%
Communication Equipment-17.0%
Corning, Inc. ..............................      67,900   $     5,194,350
EMC Corp.(a)(b).............................     163,200        14,535,000
JDS Uniphase Corp.(a).......................      36,600         2,980,613
Juniper Networks, Inc.(a)...................       7,300         1,423,500
Nokia Corp. ADR (Finland)...................     484,500        20,712,375
Nortel Networks Corp. (Canada)(b)...........     505,029        22,978,820
                                                           ---------------
                                                                67,824,658
                                                           ---------------
Computer Hardware-1.4%
Sun Microsystems, Inc.(a)...................      49,900         5,532,662
                                                           ---------------
Computer Software-2.7%
Microsoft Corp.(a)..........................      51,000         3,512,625
Oracle Corp.(a)(b)..........................     174,700         5,765,100
Veritas Software Corp.(a)...................       9,100         1,283,242
                                                           ---------------
                                                                10,560,967
                                                           ---------------
Networking Software-7.0%
Cisco Systems, Inc.(a)......................     515,100        27,751,013
                                                           ---------------
Semiconductor Components-9.8%
Altera Corp.(a).............................      76,500         3,131,719
Applied Materials, Inc.(a)(b)...............     160,400         8,521,250
Applied Micro Circuits Corp.(a).............      58,396         4,459,994
Intel Corp. ................................     216,400         9,738,000
Micron Technology, Inc. ....................      45,000         1,563,750
PMC-Sierra, Inc.(a).........................      35,700         6,051,150
SDL, Inc.(a)................................      21,300         5,522,025
                                                           ---------------
                                                                38,987,888
                                                           ---------------
                                                               150,657,188
                                                           ---------------
Consumer Services-11.9%
Broadcasting & Cable-6.7%
AT&T Corp. - Liberty Media Group Cl. A(a)...     716,838        12,903,084
Infinity Broadcasting Corp. Cl. A(a)........     390,400        12,980,800
Viacom, Inc. Cl. B(a).......................      15,100           858,812
                                                           ---------------
                                                                26,742,696
                                                           ---------------
Entertainment & Leisure-1.2%
Time Warner, Inc.(c)........................      61,700         4,683,647
                                                           ---------------
Retail-General Merchandise-2.9%
Home Depot, Inc. ...........................     124,250         5,342,750
Kohl's Corp.(a).............................     112,800         6,112,350
                                                           ---------------
                                                                11,455,100
                                                           ---------------


--------------------------------------------------------------------------------
                         ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                  Shares
Company                                     or Contracts(d)          Value
--------------------------------------------------------------------------------
Telecommunications-1.1%
Vodafone Group PLC (United Kindgom).........   1,070,805   $     4,466,222
                                                           ---------------
                                                                47,347,665
                                                           ---------------
Finance-11.2%
Brokerage & Money Management-6.7%
Citigroup, Inc. ............................     291,133        15,320,892
Morgan Stanley Dean Witter & Co. ...........     140,300        11,267,844
                                                           ---------------
                                                                26,588,736
                                                           ---------------
Miscellaneous-4.5%
Associates First Capital Corp. Cl. A........     351,500        13,049,437
Household International, Inc. ..............      54,300         2,731,969
MBNA Corp.(b)...............................      54,620         2,051,664
                                                           ---------------
                                                                17,833,070
                                                           ---------------
                                                                44,421,806
                                                           ---------------
Healthcare-1.4%
Drugs-0.4%
Pharmacia Corp. ............................      31,900         1,754,500
                                                           ---------------
Medical Products-1.0%
Medtronic, Inc. ............................      73,000         3,964,813
                                                           ---------------
                                                                 5,719,313
                                                           ---------------
Multi-Industry-5.1%
Capital Goods-5.1%
General Electric Co. .......................       8,000           438,500
Honeywell International, Inc. ..............     171,700         9,239,606
Tyco International Ltd.(a)..................     188,993        10,713,547
                                                           ---------------
                                                                20,391,653
                                                           ---------------
Total Common Stocks
   (cost $234,904,832)......................                   268,537,625
                                                           ---------------

CALL OPTIONS PURCHASED-18.8%(a)
AT&T Corp.
   expiring Jan '01 @ $15...................       1,500         1,556,250
BP Amoco PLC
   expiring Jan '01 @ $40...................         365           415,187
Citigroup, Inc.
   expiring Jan '01 @ $30(e)................         745         2,266,569
   expiring Jan '01 @ $40(f)................         500         2,315,625
General Electric Co.
   expiring Jan '01 @ $20...................         285           997,500
   expiring Jan '02 @ $30...................         660         1,782,000
Home Depot, Inc.
   expiring Jan '01 @ $30(f)................       1,650         3,434,063


--------------------------------------------------------------------------------
12 o ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                               Contracts(d)
                                            or Principal
                                                  Amount
Company                                            (000)             Value
--------------------------------------------------------------------------------

MBNA Corp.
   expiring Jan '01 @ $15...................       4,960   $    11,284,000
Merrill Lynch & Co., Inc.
   expiring Jan '01 @ $22.5.................         590         2,809,875
Pfizer, Inc.
   expiring Jan '01 @ $23.375...............       1,100         2,227,500
   expiring Jan '01 @ $60...................       1,610         9,599,625
Schering-Plough Corp.
   expiring Jan '01 @ $20...................       2,284         7,280,250
Time Warner, Inc.
   expiring Jan '01 @ $35...................         375         1,575,000
   expiring Jan '01 @ $40...................       2,164         8,017,620
   expiring Jan '01 @ $50...................         240           655,200
Tyco International Ltd.
   expiring Jan '01 @ $15...................       2,015         8,437,813
   expiring Jan '01 @ $20...................         600         2,145,000
   expiring Jan '01 @ $25...................       2,500         8,031,250
                                                           ---------------
Total Call Options Purchased
   (cost $60,754,728).......................                    74,830,327
                                                           ---------------
SHORT TERM INVESTMENT-14.4%
Commercial Paper-14.4%
General Electric Capital Corp.
   6.65%, 11/01/00
   (cost $57,173,000).......................    $ 57,173        57,173,000
                                                           ---------------
Total Investments-100.7%
   (cost $352,832,560)......................                   400,540,952
                                                           ---------------

CALL OPTIONS WRITTEN-(0.1%)(a)
Chicago Board Options Exchange
   NASDAQ 100 Index
   expiring Nov '00 @ 3200..................           1           (20,500)
Nortel Networks Corp.
   expiring Nov '00 @ 45....................         515          (167,375)
                                                           ---------------
Total Call Options Written
   (premiums received $193,280).............                      (187,875)
                                                           ---------------


--------------------------------------------------------------------------------
                         ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                           Shares             Value
--------------------------------------------------------------------------------

SECURITIES SOLD SHORT-(1.1%)
Advanced Micro Devices, Inc.(a).............      73,500   $    (1,662,937)
Amazon.com, Inc.(a).........................      73,200        (2,680,950)
                                                           ---------------
Total Securities Sold Short
   (proceeds $4,139,921 )...................                    (4,343,887)
                                                           ---------------
Total Investments, Net of Outstanding
   Call Options Written and Securities
   Sold Short-99.5%
   (cost $348,499,359)......................                   396,009,190
Other assets less liabilities-0.5%..........                     1,996,657
                                                           ---------------

Net Assets-100%.............................               $   398,005,847
                                                           ===============

(a)   Non-income producing security.
(b) Security, or a portion thereof, which has been segregated to collateralize written call options and short sales. This collateral has a total market value of approximately $13,490,438.
(c) Security trades with preferred stock purchase rights expiring January 20, 2004.
(d)   One contract relates to 100 shares unless indicated otherwise.
(e)   One contract relates to 133 shares.
(f)   One contract relates to 150 shares.
      Glossary:
      ADR - American Depositary Receipt.

      See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
October 31, 2000

Assets
Investments in securities, at value (cost $352,832,560) .....     $ 400,540,952
Receivable for investment securities sold ...................        17,814,942
Receivable for capital stock sold ...........................           584,384
Dividends receivable ........................................            25,497
Other assets ................................................            19,643
                                                                  -------------
Total assets ................................................       419,157.418
                                                                  -------------
Liabilities
Securities sold short, at value (proceeds $4,139,921) .......         4,343,887
Outstanding call options written, at value
   (premiums received $193,280) .............................           187,875
Due to custodian ............................................           689,410
Payable for investment securities purchased .................        12,739,508
Payable for capital stock redeemed ..........................         2,273,435
Advisory fee payable ........................................           354,438
Distribution fee payable ....................................           266,385
Accrued expenses ............................................           296,633
                                                                  -------------
Total liabilities ...........................................        21,151,571
                                                                  -------------
Net Assets ..................................................     $ 398,005,847
                                                                  =============
Composition of Net Assets
Capital stock, at par .......................................     $      28,356
Additional paid-in capital ..................................       352,353,684
Accumulated net realized loss on investments,
   short sales, written options, foreign currency and
   futures transactions .....................................        (1,886,024)
Net unrealized appreciation of investments,
   short sales and options written ..........................        47,509,831
                                                                  -------------
                                                                  $ 398,005,847
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($118,233,387/8,319,979 shares of capital stock
   issued and outstanding) ..................................            $14.21
Sales charge--4.25% of public offering price ................               .63
                                                                         ------
Maximum offering price ......................................            $14.84
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($174,402,318/12,490,243 shares of capital stock
   issued and outstanding) ..................................            $13.96
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($105,370,142/7,545,913 shares of capital stock
   issued and outstanding) ..................................            $13.96
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
                         ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO o 15

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended October 31, 2000

Investment Income
Dividends (net of foreign taxes withheld
   of $25,873) ..................................   $    902,959
Interest ........................................        882,211   $  1,785,170
                                                    ------------
Expenses
Advisory fee ....................................      4,728,139
Distribution fee - Class A ......................        366,113
Distribution fee - Class B ......................      1,717,513
Distribution fee - Class C ......................      1,045,564
Transfer agency .................................        230,205
Custodian .......................................        179,368
Administrative fee ..............................        129,000
Registration ....................................        108,739
Audit and legal .................................         94,373
Printing ........................................         36,529
Directors' fees .................................         21,000
Repayment to Adviser (see Note B) ...............          9,413
Miscellaneous ...................................          2,365
                                                    ------------
Total expenses before interest ..................      8,668,321
Interest expense on short sales .................         13,163
                                                    ------------
Total expenses ..................................                     8,681,484
                                                                   ------------
Net investment loss .............................                    (6,896,314)
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments, Short Sales,
Options Written, Futures and Foreign
Currency Transactions
Net realized gain on investment
   transactions .................................                     2,620,794
Net realized gain on short sale
   transactions .................................                       361,057
Net realized loss on written option
   transactions .................................                    (3,517,091)
Net realized loss on futures transactions .......                    (1,199,575)
Net realized loss on foreign currency
   transactions .................................                        (3,931)
Net change in unrealized
   appreciation/depreciation of investments,
   short sales and options written ..............                    (2,844,095)
                                                                   ------------
Net loss on investments .........................                    (4,582,841)
                                                                   ------------
Net Decrease in Net Assets from
   Operations ...................................                  $(11,479,155)
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                  Year Ended       Year Ended
                                                  October 31,      October 31,
                                                     2000              1999
                                                 =============    =============

Increase (Decrease) in Net Assets
from Operations
Net investment loss ..........................   $  (6,896,314)   $  (3,820,954)
Net realized gain (loss) on investment,
   short sales, written option, foreign
   currency and futures transactions .........      (1,738,746)      10,641,202
Net change in unrealized
   appreciation/depreciation of investments,
   short sales and options written ...........      (2,844,095)      47,407,910
                                                 -------------    -------------
Net increase (decrease) in net assets
   from operations ...........................     (11,479,155)      54,228,158
Distributions to Shareholders from:
Net realized gain on investments .............      (2,416,332)              -0-
Common Stock Transactions
Net increase .................................     150,103,607      121,943,450
                                                 -------------    -------------
Total increase ...............................     136,208,120      176,171,608
Net Assets
Beginning of period ..........................     261,797,727       85,626,119
                                                 -------------    -------------
End of period ................................   $ 398,005,847    $ 261,797,727
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
                         ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2000

NOTE A

Significant Accounting Policies

Alliance Select Investor Series, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Company, which is a Maryland corporation, operates as a series company currently comprised of three portfolios, the Premier Portfolio, the Biotechnology Portfolio, and the Technology Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Premier Portfolio. The Premier Portfolio (the "Fund") offers Class A, Class B and Class C shares. Prior to commencement of operations on July 29, 1998, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 10,000 shares of Class A and 10 shares of each of Class B and Class C for the aggregate amount of $100,000 on Class A shares and $100 on each of Class B and Class C shares on June 25, 1998. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or, if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, un-


--------------------------------------------------------------------------------
18 o ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

less this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from sales of investments and forward currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign tax reclaims receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates would be reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required.

4. Investment Income and Investment Transactions

Dividend income (or expense on securities sold short) is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.


--------------------------------------------------------------------------------
                         ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified with the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences primarily due to net investment loss, resulted in a net decrease in accumulated net investment loss and a corresponding decrease in accumulated net realized loss on investment transactions and additional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee at an annualized rate of 1.10% of the Fund's average daily net assets (the "Basic Fee") and an adjustment to the Basic Fee based upon the investment performance of the Class A shares of the Fund in relation to the investment record of the Russell 1000 Growth Index. The performance period for each such month will be from August 1998 through the current calendar month, until the Advisory Agreement has been in effect for 36 full calendar months, when it will become a rolling 36-month period ending with the current calendar month. During the year ended October 31, 2000, the effective advisory fee was at the annualized rate of 1.19% of the Fund's average daily net assets.

The Fund and the Adviser have entered into an Expense Limitation Agreement (the "Agreement"), under which the Adviser agreed to waive its fees and, if necessary, reimburse expenses for the period from May 21, 1998 (date of organization of the Fund) to July 31, 1999, to the extent necessary to prevent total fund operating expenses from exceeding the annual rate of 2.50% of average daily net assets for Class A shares and 3.20% of average daily net assets for Class B shares and Class C shares, respectively. Under the Agreement, any waivers or reimbursements made by the Adviser during this period are subject to repayment by the Fund in subsequent periods, but no later than July 31, 2001, provided that repayment does not result in the Fund's aggregate expenses in those subsequent periods exceeding the foregoing expense limitations. Further, the aggregate repayment to the Adviser will not exceed the sum of the Fund's organization costs and initial offering expenses. During the year ended October 31, 2000, the Premier Portfolio repaid $9,413 of such previously waived and reimbursed expenses to the Adviser. At October 31, 2000, there were no expenses waived and reimbursed by the Adviser that are subject to repayment.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the year ended October 31, 2000, such fees amounted to $129,000.


--------------------------------------------------------------------------------
20 o ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $134,380 for the year ended October 31, 2000.

For the year ended October 31, 2000, the Fund's expenses were reduced by $8,268 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor") a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charge of $48,087 from the sale of Class A shares and $7,275, $442,865 and $79,970 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2000.

Brokerage commissions paid on investment transactions for the year ended October 31, 2000, amounted to $950,262, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $4,241,780 and $1,030,723 for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $606,642,761 and $550,166,896, respectively, for the year ended October 31, 2000. There were no purchases or sales of U.S. government or government agency obligations for the year ended October 31, 2000.


--------------------------------------------------------------------------------
                         ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

At October 31, 2000, the cost of investments for federal income tax purposes was $357,785,292. Accordingly, gross unrealized appreciation of investments was $61,411,014 and gross unrealized depreciation of investments was $18,655,354 resulting in net unrealized appreciation of $42,755,660 excluding options written and short sales.

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts. The Fund bears the market risk that arises from changes in the value of these financial instruments.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At October 31, 2000, the Fund had no outstanding future contracts.

2. Options Transactions

The Fund purchases and writes (sells) options on market indices and covered put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and any change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written.

Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exer-


--------------------------------------------------------------------------------
22 o ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

cised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the costs basis of the security purchased by the Fund. In writing covered options, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

Transactions in options written for the year ended October 31, 2000 were as follows:

                                                    Number of
                                                    Contracts        Premiums
                                                  ============     ============

Options outstanding at beginning of period ...           1,626     $  1,566,891
Options written ..............................          15,173       43,288,030
Options terminated in closing purchase
   transactions ..............................         (15,907)     (44,203,671)
Options expired ..............................            (376)        (457,970)
                                                  ------------     ------------
Options outstanding at October 31, 2000  .....             516     $    193,280
                                                  ------------     ------------

3. Securities Sold Short

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested.

NOTE E

Capital Stock

There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C. Each


--------------------------------------------------------------------------------
                         ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                    ---------------------------    ----------------------------
                              Shares                          Amount
                    ---------------------------    ----------------------------
                     Year Ended      Year Ended      Year Ended      Year Ended
                    October 31,     October 31,     October 31,     October 31,
                           2000            1999            2000            1999
                    -----------------------------------------------------------
Class A
Shares sold           5,850,768       5,441,838    $ 91,783,673    $ 68,849,657
-------------------------------------------------------------------------------
Shares reinvested        40,641              -0-        608,811              -0-
-------------------------------------------------------------------------------
Shares converted
  from Class B            2,855              -0-         44,024              -0-
-------------------------------------------------------------------------------
Shares redeemed      (3,546,185)     (2,181,001)    (55,836,119)    (27,737,086)
-------------------------------------------------------------------------------
Net increase          2,348,079       3,260,837    $ 36,600,389    $ 41,112,571
===============================================================================

Class B
Shares sold           6,225,950       5,238,554    $ 95,578,706    $ 66,704,207
-------------------------------------------------------------------------------
Shares reinvested        44,582              -0-        660,267              -0-
-------------------------------------------------------------------------------
Shares converted
  to Class A             (2,895)             -0-        (44,024)             -0-
-------------------------------------------------------------------------------
Shares redeemed      (2,019,856)     (1,091,630)    (31,250,995)    (13,877,483)
-------------------------------------------------------------------------------
Net increase          4,247,781       4,146,924    $ 64,943,954    $ 52,826,724
===============================================================================

Class C
Shares sold           4,892,013       3,260,171    $ 75,096,870    $ 41,534,082
-------------------------------------------------------------------------------
Shares reinvested        25,294              -0-        374,851              -0-
-------------------------------------------------------------------------------
Shares redeemed      (1,755,667)     (1,075,227)    (26,912,457)    (13,529,927)
-------------------------------------------------------------------------------
Net increase          3,161,640       2,184,944    $ 48,559,264    $ 28,004,155
===============================================================================

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2000.


--------------------------------------------------------------------------------
24 o ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                          ---------------------------------
                                                                        Class A
                                                          ---------------------------------
                                                                 Year Ended        July 29,
                                                                 October 31,     1998(a) to
                                                          --------------------- October 31,
                                                              2000         1999        1998
                                                          ---------------------------------
Net asset value, beginning of period ..................   $  14.18     $   9.53     $ 10.00
                                                          ---------------------------------
Income From Investment Operations
Net investment loss(b) ................................       (.20)        (.22)       (.03)
Net realized and unrealized gain (loss) on investments,
  foreign currency and written option transactions ....        .35         4.87        (.44)
                                                          ---------------------------------
Net increase (decrease) in net asset value
  from operations .....................................        .15         4.65        (.47)
                                                          ---------------------------------
Less: Distributions
Distributions from net realized gains .................       (.12)          -0-         -0-
                                                          ---------------------------------
Net asset value, end of period ........................   $  14.21     $  14.18     $  9.53
                                                          =================================
Total Return
Total investment return based on net asset value(c) ...       1.02%       48.79%      (4.70)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .............   $118,233     $ 84,657     $25,835
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements .............       1.69%        2.18%       2.50%(d)
  Expenses, before waivers/reimbursements .............       1.69%        2.20%       2.70%(d)
  Expenses, before waivers/reimbursements,
    excluding interest expense on short sales .........       1.69%        2.20%       2.70%
  Net investment loss net of waivers/reimbursements ...      (1.24)%      (1.70)%     (1.19)%(d)
Portfolio turnover rate ...............................        174%          87%         29%

See footnote summary on page 27.


--------------------------------------------------------------------------------
                         ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                          ---------------------------------
                                                                        Class B
                                                          ---------------------------------
                                                                 Year Ended        July 29,
                                                                 October 31,     1998(a) to
                                                          --------------------- October 31,
                                                              2000         1999        1998
                                                          ---------------------------------
Net asset value, beginning of period ..................   $  14.03     $   9.49     $ 10.00
                                                          ---------------------------------
Income From Investment Operations
Net investment loss(b) ................................       (.30)        (.30)       (.04)
Net realized and unrealized gain (loss) on investments,
  foreign currency and written option transactions ....        .35         4.84        (.47)
                                                          ---------------------------------
Net increase (decrease) in net asset value
  from operations .....................................        .05         4.54        (.51)
Less: Distributions
                                                          ---------------------------------
Distributions from net realized gains .................       (.12)          -0-         -0-
                                                          ---------------------------------
Net asset value, end of period ........................   $  13.96     $  14.03     $  9.49
                                                          =================================
Total Return
Total investment return based on net asset value(c) ...        .31%       47.84%      (5.10)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .............   $174,402     $115,624     $38,887
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements .............       2.40%        2.87%       3.20%(d)
  Expenses, before waivers/reimbursements .............       2.40%        2.89%       3.39%(d)
  Expenses, before waivers/reimbursements,
    excluding interest expense on short sales .........       2.39%        2.89%       3.39%
  Net investment loss net of waivers/reimbursements ...      (1.95)%      (2.40)%     (1.87)%(d)
Portfolio turnover rate ...............................        174%          87%         29%

See footnote summary on page 27.


--------------------------------------------------------------------------------
26 o ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                          ---------------------------------
                                                                        Class C
                                                          ---------------------------------
                                                                 Year Ended        July 29,
                                                                 October 31,     1998(a) to
                                                          --------------------- October 31,
                                                              2000         1999        1998
                                                          ---------------------------------
Net asset value, beginning of period ..................   $  14.03     $   9.50     $ 10.00
                                                          ---------------------------------
Income From Investment Operations
Net investment loss(b) ................................       (.31)        (.30)       (.04)
Net realized and unrealized gain (loss) on investments,
  foreign currency and written option transactions ....        .36         4.83        (.46)
                                                          ---------------------------------
Net increase (decrease) in net asset value
  from operations .....................................        .05         4.53        (.50)
                                                          ---------------------------------
Less: Distributions
Distributions from net realized gains .................       (.12)          -0-         -0-
                                                          ---------------------------------
Net asset value, end of period ........................   $  13.96     $  14.03     $  9.50
                                                          =================================
Total Return
Total investment return based on net asset value(c) ...        .31%       47.68%      (5.00)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .............   $105,370     $ 61,517     $20,904
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements .............       2.39%        2.87%       3.20%(d)
  Expenses, before waivers/reimbursements .............       2.39%        2.89%       3.39%(d)
  Expenses, before waivers/reimbursements,
    excluding interest expense on short sales .........       2.39%        2.89%       3.39%
  Net investment loss net of waivers/reimbursements ...      (1.95)%      (2.40)%     (1.85)%(d)
Portfolio turnover rate ...............................        174%          87%         29%

(a)   Commencement of operations.
(b)   Based on average shares outstanding.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
(d)   Annualized.


--------------------------------------------------------------------------------
                         ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO o 27

---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

REPORT OF INDEPENDENT
ACCOUNTANTS

To the Board of Directors and Shareholders of Alliance Select Investor Series, Inc. Premier Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Select Investor Series, Inc. Premier Portfolio (the "Fund") at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period July 29, 1998 (commencement of operations) through October 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
December 18, 2000

FEDERAL INCOME TAX INFORMATION
(unaudited)

In order to meet certain requirements of the Internal Revenue Code we are advising you that $112,432 of the capital gain distributions paid by the Fund during the fiscal year October 31, 2000 are subject to a maximum tax rate of 20%. Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2001.


--------------------------------------------------------------------------------
28 o ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

blue-chip stocks

High-quality securities, usually from large companies that have a consistent, proven performance record.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capital

Cash or goods that are used to generate income. Also, the net worth of a business (the amount by which its assets exceed its liabilities).

common stock

A type of security that represents ownership in a public company.

Consumer Price Index (CPI)

An index that measures the cost of living. The CPI is published by the U.S. Bureau of Labor Statistics.

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

earnings per share (EPS)

A common measurement of a stock's performance, calculated by taking a company's net income and dividing it by the number of shares the company has outstanding.

equity security

Another term for stock.

G-7 nations

Group of seven industrialized nations including Canada, France, Germany, Italy, Japan, the United Kingdom and the United States.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

multiples

A measurement of an individual stock's performance that lets investors know how much they are paying for a company's potential earning power. The multiple for a company's stock is calculated by dividing the company's earnings per share of outstanding stock by the stock's current market value.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.


--------------------------------------------------------------------------------
                         ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO o 29

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $474 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 38 of the FORTUNE 100 companies and public retirement funds in 35 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 585 investment professionals in 28 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 10/2/00.


--------------------------------------------------------------------------------
30 o ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Biotechnology Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                         ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO o 31

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa,
  Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet,
  Senior Vice President
Alfred Harrison,
  Senior Vice President
Thomas J. Bardong, Vice President
John A. Koltes, Vice President
Daniel Nordby, Vice President
Michael J. Reilly, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten,
  Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
32 o ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds
Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                         ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO o 33

Alliance Select Investor Series Premier Portfolio
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital[LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

SISPPAR1000